EXHIBIT 99.2

--------------------------------------------------------------------------------
Morgan Stanley                                                  January 22, 2003
Securitized Products Group       Morgan Stanley

--------------------------------------------------------------------------------






                             Computational Materials




                                  $394,229,000
                                  Approximately


                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-NC2



                       Mortgage Pass-Through Certificates





--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                  January 22, 2003
Securitized Products Group       Morgan Stanley

--------------------------------------------------------------------------------


                           Approximately $394,229,000
               Morgan Stanley ABS Capital I Inc., Series 2004-NC2

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                           Countrywide Home Loans Inc.
                                    Servicer

                             Transaction Highlights
                             ----------------------

------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
                                                                                     Modified
                                                                     Avg Life to   Duration To
  Offered                                       Expected Ratings        Call /        Call /       Payment Window To Call /
  Classes      Description     Balance(4)     (S&P/Fitch/ Moody's)    Mty(1)(2)    Mty(1)(2)(3)            Mty(1)(2)
============= ============== ================ ====================== ============= ============= ==============================
    A-1        Not Offered       326,448,000                              *****Not Offered*****
------------- -------------- ---------------- ----------------------------------------------------------------------------------
    A-2          Floater         272,891,000       AAA/AAA/Aaa       2.79 / 3.06   2.72 / 2.95   03/04 - 02/12 / 03/04 - 09/21
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-1          Floater          45,961,000        AA/AA/Aa2        5.33 / 5.88   5.11 / 5.58   05/07 - 02/12 / 05/07 - 08/18
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-2          Floater          38,608,000         A/A/A2          5.31 / 5.79   4.98 / 5.37   04/07 - 02/12 / 04/07 - 04/17
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-3          Floater           9,192,000        A-/A-/A3         5.30 / 5.70   4.94 / 5.27   03/07 - 02/12 / 03/07 - 07/15
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-1          Floater          11,031,000     BBB+/BBB+/Baa1      5.30 / 5.63   4.88 / 5.14   03/07 - 02/12 / 03/07 - 11/14
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-2          Floater           9,192,000      BBB/BBB/Baa2       5.30 / 5.50   4.86 / 5.02   03/07 - 02/12 / 03/07 - 11/13
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-3          Floater           7,354,000     BBB-/BBB-/Baa3      5.26 / 5.29   4.54 / 4.56   03/07 - 02/12 / 03/07 - 09/12
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-4        Not Offered         7,354,000                              *****Not Offered*****
------------- -------------- ---------------- ----------------------------------------------------------------------------------


TABLE (CONTINUED)
------------- ----------------- ----------------

                  Initial
  Offered      Subordination
  Classes          Level           Benchmark
============= ================= ================
    A-1
------------- ----------------------------------
    A-2            18.50%         1 Mo. LIBOR
------------- ----------------- ----------------
    M-1            12.25%         1 Mo. LIBOR
------------- ----------------- ----------------
    M-2            7.00%          1 Mo. LIBOR
------------- ----------------- ----------------
    M-3            5.75%          1 Mo. LIBOR
------------- ----------------- ----------------
    B-1            4.25%          1 Mo. LIBOR
------------- ----------------- ----------------
    B-2            3.00%          1 Mo. LIBOR
------------- ----------------- ----------------
    B-3            2.00%          1 Mo. LIBOR
------------- ----------------- ----------------
    B-4             *****Not Offered*****
------------- ----------------------------------


Notes:   (1)  Certificates are priced to the 10% optional clean-up call.
-----    (2)  Based on the pricing prepayment speed.  See details below.
         (3)  Assumes pricing at par.
         (4)  Bond sizes subject to a variance of plus or minus 5%.


Issuer:              Morgan Stanley ABS Capital I Inc. Trust 2004-NC2.

Depositor:           Morgan Stanley ABS Capital I Inc.

Originator:          NC Capital Corporation.

Servicer:            Countrywide Home Loans Inc.

Trustee:             Deutsche Bank National Trust Company.

Managers:            Morgan Stanley (lead manager), Countrywide Securities
                     Corporation, Utendahl Capital Partners, L.P. and The
                     Williams Capital Group, L.P.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Rating Agencies:           Standard & Poor's, Fitch Ratings and Moody's
                           Investors Service.

Offered Certificates:      Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3
                           Certificates.


Expected Closing Date:     February 27, 2004 through DTC and Euroclear or
                           Clearstream. The Certificates will be sold without accrued interest.

Cut-off Date:              February 1, 2004

Distribution Dates:        The 25th of each month, or if such day is not a
                           business day, on the next business day, beginning
                           March 25, 2004.

Final Scheduled
Distribution Date:         The Distribution Date occurring in December 2033.

Due Period:                For any Distribution Date, the calendar month
                           preceding the month in which that Distribution Date occurs.

Prepayment Period:         For any  Distribution  Date, the calendar month
                           preceding the month in which that Distribution Date occurs.

Interest Accrual Period:   The interest accrual period for the Offered
                           Certificates with respect to any Distribution Date will be the period beginning with the previous
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:            The Trust will consist of two groups of adjustable
                           and fixed rate sub-prime residential, first-lien mortgage loans.

Group I Mortgage Loans:    Approximately $400.5 million of Mortgage Loans with
                           original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:   Approximately $334.8 million of Mortgage Loans that
                           predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment Speed:  o    Fixed Rate Mortgage Loans: CPR starting at
                           approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter
                           o    ARM Mortgage Loans: CPR of 25%

Credit Enhancement:        The Offered Certificates are credit enhanced by:
                           1)   Net monthly excess cashflow from the Mortgage
                                Loans,
                           2)   1.00% overcollateralization (funded upfront). On
                                and after the Step-down Date, so long as a
                                Trigger Event is not in effect, the required
                                overcollateralization will equal 2.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and
                           3)   Subordination of distributions on the more
                                subordinate classes of certificates (if
                                applicable) to the required distributions on the more senior classes of certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Senior Enhancement         For any Distribution Date, the percentage obtained by
Percentage:                dividing (x) the aggregate Certificate Principal
                           Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                           Distribution Amount for such Distribution Date) by
                           (y) the aggregate principal balance of the Mortgage
                           Loans as of the last day of the related Due Period.

Step-down Date:            The later to occur of:
                           (x)  The earlier of:
                               (a) The Distribution Date occurring in March 2007; and
                               (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
                           (y)  The first Distribution Date on which the Senior
                                Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 37.00%.

Trigger Event:             Either a Delinquency Trigger Event or a Cumulative
                           Loss Trigger Event.

Delinquency Trigger Event: A Delinquency Trigger Event is in effect on any
                           Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss            A Cumulative Loss Trigger Event is in effect on any
Trigger Event:             Distribution Date if the aggregate amount of Realized
                           Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                           Months 37- 48    [4.00] for the first month, plus an
                                            additional 1/12th of [1.25] for each
                                            month thereafter (e.g., [4.625] in
                                            Month 43)
                           Months 49- 60    [5.25] for the first month, plus an
                                            additional 1/12th of [1.00] for each
                                            month thereafter (e.g., [5.75] in
                                            Month 55)
                           Months 60- 72    [6.25] for the first month, plus an
                                            additional 1/12th of [0.50] for each
                                            month thereafter (e.g., [6.50] in
                                            Month 67)
                           Months 73- thereafter   [6.75]

Initial Subordination      Class A:              18.50%
Percentage:                Class M-1:            12.25%
                           Class M-2:             7.00%
                           Class M-3:             5.75%
                           Class B-1:             4.25%
                           Class B-2:             3.00%
                           Class B-3:             2.00%
                           Class B-4:             1.00%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Optional Clean-up Call:    When the current aggregate principal balance of the
                           Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Step-up Coupons:           For all Offered Certificates the coupon will increase
                           after the optional clean-up call date, should the call not be exercised.

Class A-1                  The Class A-1 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the least of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2                  The Class A-2 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the least of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1                  The Class M-1 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2                  The Class M-2 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3                  The Class M-3 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1                  The Class B-1 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2                  The Class B-2 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3                  The Class B-3 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4                  The Class B-4 Certificates will accrue interest at a
Pass-Through Rate:         variable rate equal to the lesser of (i) one-month
                           LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:          As to any Distribution Date, a per annum rate equal
                           to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual
                           Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Loan Group II Cap:         As to any Distribution Date, a per annum rate equal
                           to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest
                           Accrual Period.

Class A-1 Basis Risk       As to any Distribution Date, the supplemental
Carry Forward Amount:      interest amount for the Class A-1 Certificates will
                           equal the sum of:

                           (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                           (ii) Any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                           (iii) Interest on the amount in clause (ii) at the
                                 related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2 Basis Risk       As to any Distribution Date, the supplemental
Carry Forward Amount:      interest amount for the Class A-2 Certificates will
                           equal the sum of:

                           (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                           (ii) Any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                           (iii) Interest on the amount in clause (ii) at the
                                 related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3,       As to any Distribution Date, the supplemental
B-1, B-2, B-3 and          interest amount for each of the Class M-1, M-2, M-3,
B-4 Basis Risk             B-1, B-2, B-3 and B-4 Certificates will equal the sum
Carry Forward Amounts:     of:

                           (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                           (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                           (iii) Interest on the amount in clause (ii) at the
                                 Certificates' applicable Pass-Through Rate
                                 (without regard to the WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Interest Distributions     On each Distribution Date and after payments of
on Offered Certificates:   servicing and trustee fees and other expenses,
                           interest distributions from the Interest Remittance
                           Amount will be allocated as follows:
                           (i)   The portion of the Interest Remittance Amount
                                 attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;
                           (ii)  The portion of the Interest Remittance Amount
                                 attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;
                           (iii) To the Class M-1 Certificates, its Accrued
                                 Certificate Interest;
                           (iv)  To the Class M-2 Certificates, its Accrued
                                 Certificate Interest;
                           (v)   To the Class M-3 Certificates, its Accrued
                                 Certificate Interest;
                           (vi)  To the Class B-1 Certificates, its Accrued
                                 Certificate Interest;
                           (vii) To the Class B-2 Certificates, its Accrued
                                 Certificate Interest;
                           (viii) To the Class B-3 Certificates, its Accrued
                                 Certificate Interest, and
                           (ix)  To the Class B-4 Certificates, its Accrued
                                 Certificate Interest



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Principal Distributions    On each Distribution Date (a) prior to the Stepdown
on Offered Certificates:   Date or (b) on which a Trigger Event is in effect,
                           principal distributions from the Principal
                           Distribution Amount will be allocated as follows:
                           (i)   to the Class A Certificates, allocated between
                                 the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                           (ii)  to the Class M-1 Certificates, until the
                                 Certificate Principal Balance thereof has been reduced to zero;
                           (iii) to the Class M-2 Certificates, until the
                                 Certificate Principal Balance thereof has been reduced to zero;
                           (iv)  to the Class M-3 Certificates, until the
                                 Certificate Principal Balance thereof has been reduced to zero;
                           (v)   to the Class B-1 Certificates, until the
                                 Certificate Principal Balance thereof has been reduced to zero;
                           (vi)  to the Class B-2 Certificates, until the
                                 Certificate Principal Balance thereof has been reduced to zero; and
                           (vii) to the Class B-3 Certificates, until the
                                 Certificate Principal Balance thereof has been reduced to zero, and
                           (viii) to the Class B-4 Certificates, until the
                                 Certificate Principal Balance thereof has been reduced to zero.

                           On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                           (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                           (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                           (iii) to the Class M-2 Certificates, the lesser of
                                 the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                           (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                           (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                           (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                           (vii) to the Class B-3 Certificates, the lesser of
                                 the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                           (viii) to the Class B-4 Certificates, the lesser of
                                 the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Class A Principal          All principal distributions to the Class A
Allocation:                Certificates on any Distribution Date will be
                           allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A
                           Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

Class A-2 Interest         Beginning on the first Distribution Date, and for a
Rate Cap:                  period of 35 months thereafter, an Interest Rate Cap
                           will be entered into by the Trust for the benefit of the Class A-2 Certificates.

                           For its duration, the Class A-2 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class A-2 Interest Rate Cap Notional Balance ("the Class A-2 Interest Rate Cap Payment") as described on the schedule herein.

Class A-2 Interest         The Class A-2 Interest Rate Cap Payment shall be
Rate Cap Payment           available to pay any Basis Risk Carry Forward Amount
Allocation:                due to the Class A-2 Certificates.

Class M Interest           Beginning on the first Distribution Date, and for a
Rate Cap:                  period of 38 months thereafter, an Interest Rate Cap
                           will be entered into by the Trust for the benefit of the Class M Certificates.

                           For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest           The Class M Interest Rate Cap Payment shall be
Cap Payment  Allocation:   available to pay any Rate  Basis Risk Carry Forward
                           Amount due to the Class M-1, Class M-2 and Class M-3
                           Certificates on a pro rata basis.

Class B Interest           Beginning on the first Distribution Date, and for a
Rate Cap:                  period of 38 months thereafter, an Interest Rate Cap
                           will be entered into by the Trust for the benefit of the Class B Certificates.

                           For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest           The Class B Interest Rate Cap Payment shall be
Rate Cap Allocation:       available to pay any Payment Basis Risk Carry Forward
                           Amount due to the Class B-1, Class B-2, Class B-3 and
                           Class B-4 Certificates on a pro rata basis.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Allocation of Net Monthly  For any Distribution Date, any Net Monthly Excess
Excess Cashflow:           Cashflow shall be paid as follows:
                           (i)    to the Class M-1 Certificates, the unpaid
                                  interest shortfall amount;
                           (ii)   to the Class M-1 Certificates, the allocated
                                  unreimbursed realized loss amount;
                           (iii)  to the Class M-2 Certificates, the unpaid
                                  interest shortfall amount;
                           (iv)   to the Class M-2 Certificates, the allocated
                                  unreimbursed realized loss amount;
                           (v)    to the Class M-3 Certificates, the unpaid
                                  interest shortfall amount;
                           (vi)   to the Class M-3 Certificates, the allocated
                                  unreimbursed realized loss amount;
                           (vii)  to the Class B-1 Certificates, the unpaid
                                  interest shortfall amount;
                           (viii) to the Class B-1 Certificates, the allocated
                                  unreimbursed realized loss amount;
                           (ix)   to the Class B-2 Certificates, the unpaid
                                  interest shortfall amount;
                           (x)    to the Class B-2 Certificates, the allocated
                                  unreimbursed realized loss amount;
                           (xi)   to the Class B-3 Certificates, the unpaid
                                  interest shortfall amount;
                           (xii)  to the Class B-3 Certificates, the allocated
                                  unreimbursed realized loss amount;
                           (xiii) to the Class B-4 Certificates, the unpaid
                                  interest shortfall amount;
                           (xiv)  to the Class B-4 Certificates, the allocated
                                  unreimbursed realized loss amount;
                           (xv)   concurrently, any Class A-1 Basis Risk Carry
                                  Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and
                           (xvi)  sequentially, to Classes M-1, M-2, M-3, B-1,
                                  B-2, B-3 and B-4 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Interest Remittance        For any Distribution Date, the portion of available
Amount:                    funds for such Distribution Date attributable to
                           interest received or advanced on the Mortgage Loans.

Accrued Certificate        For any Distribution Date and each class of Offered
Interest:                  Certificates, equals the amount of interest accrued
                           during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal                  On any Distribution Date, the sum of (i) the Basic
Distribution Amount:       Principal Distribution Amount and (ii) the Extra
                           Principal Distribution Amount.

Basic Principal            On any Distribution Date, the excess of (i) the
Distribution Amount:       aggregate principal remittance amount over (ii) the
                           Excess Subordinated Amount, if any.

Net Monthly Excess         For any Distribution Date is the amount of funds
Cashflow:                  available for distribution on such Distribution Date
                           remaining after making all distributions of interest and principal on the certificates.

Extra Principal            For any Distribution Date, the lesser of (i) the
Distribution Amount:       excess of (x) interest collected or advanced with
                           respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and
                           (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated        For any Distribution Date, means the excess, if any
Amount:                    of (i) the overcollateralization and (ii) the
                           required overcollateralization for such Distribution
                           Date.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Class A Principal          For any Distribution Date, the percentage equivalent
Allocation Percentage:     of a fraction, determined as follows: (i) in the case
                           of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I
                           Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution
                           Date and (ii) in the case of the Class A-2
                           Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal          For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the aggregate Certificate Principal
                           Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 63.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period over $3,676,928.

Class M-1 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date) and (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.50% and
                           (ii) the aggregate principal balance of the Mortgage
                           Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.

Class M-2 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date) and
                           (iii) the Certificate Principal Balance of the Class
                           M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period over $3,676,928.

Class M-3 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                           88.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Class B-1 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date) and (v) the Certificate Principal
                           Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.50% and
                           (ii) the aggregate principal balance of the Mortgage
                           Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.

Class B-2 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date), (v) the Certificate Principal
                           Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                           Distribution Amount on such Distribution Date) and
                           (vi) the Certificate Principal Balance of the Class
                           B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period over $3,676,928.

Class B-3 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date), (v) the Certificate Principal
                           Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                           Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-2
                           Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate
                           Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                           96.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Class B-4 Principal        For any Distribution Date, an amount equal to the
Distribution Amount:       excess of (x) the sum of (i) the aggregate
                           Certificate Principal Balance of the Class A
                           Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such
                           Distribution Date), (ii) the Certificate Principal
                           Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                           Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2
                           Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate
                           Principal Balance of the Class M-3 Certificates
                           (after taking into account the payment of the Class
                           M-3 Principal Distribution Amount on such
                           Distribution Date), (v) the Certificate Principal
                           Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                           Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-2
                           Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (vii) the Certificate
                           Principal Balance of the Class B-3 Certificates
                           (after taking into account the payment of the Class
                           B-3 Principal Distribution Amount on such
                           Distribution Date) and (viii) the Certificate
                           Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                           98.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                           Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $3,676,928.

Trust Tax Status:          REMIC.

ERISA Eligibility:         Subject to the considerations in the Prospectus, all
                           Offered Certificates are ERISA eligible.

SMMEA Eligibility:         It is anticipated that the Class A-2 and Class M-1
                           Certificates will be SMMEA eligible.

Prospectus:                The Class A-2, Class M-1, Class M-2, Class M-3,
                           Class B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                           PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

-------------------------------------------------------------------------------------------------------------------------------
    PPC (%)                        50            60           75            100           125           150           175
-------------------------------------------------------------------------------------------------------------------------------
A-2 WAL (yrs)                     5.39          4.59         3.73          2.79          2.15          1.67          1.29
    First Payment Date          3/25/2004    3/25/2004     3/25/2004     3/25/2004     3/25/2004     3/25/2004     3/25/2004
    Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
    Window                       1 - 183      1 - 157       1 - 128       1 - 96        1 - 75        1 - 61        1 - 51
-------------------------------------------------------------------------------------------------------------------------------
M-1 WAL                           10.20         8.68         7.03          5.33          4.55          4.40          4.24
    First Payment Date          2/25/2009    5/25/2008     7/25/2007     5/25/2007     8/25/2007    11/25/2007     5/25/2008
    Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
    Window                      60 - 183      51 - 157     41 - 128       39 - 96       42 - 75       45 - 61       51 - 51
-------------------------------------------------------------------------------------------------------------------------------
M-2 WAL                           10.20         8.68         7.03          5.31          4.42          4.01          3.95
    First Payment Date          2/25/2009    5/25/2008     7/25/2007     4/25/2007     5/25/2007     7/25/2007     9/25/2007
    Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
    Window                      60 - 183      51 - 157     41 - 128       38 - 96       39 - 75       41 - 61       43 - 51
-------------------------------------------------------------------------------------------------------------------------------
M-3 WAL                           10.20         8.68         7.03          5.30          4.37          3.88          3.67
    First Payment Date          2/25/2009    5/25/2008     7/25/2007     3/25/2007     5/25/2007     6/25/2007     7/25/2007
    Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
    Window                      60 - 183      51 - 157     41 - 128       37 - 96       39 - 75       40 - 61       41 - 51
-------------------------------------------------------------------------------------------------------------------------------
B-1 WAL                           10.20         8.68         7.03          5.30          4.35          3.84          3.59
    First Payment Date          2/25/2009    5/25/2008     7/25/2007     3/25/2007     4/25/2007     5/25/2007     6/25/2007
    Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
    Window                      60 - 183      51 - 157     41 - 128       37 - 96       38 - 75       39 - 61       40 - 51
-------------------------------------------------------------------------------------------------------------------------------
B-2 WAL                           10.20         8.68         7.03          5.30          4.34          3.80          3.53
    First Payment Date          2/25/2009    5/25/2008     7/25/2007     3/25/2007     3/25/2007     4/25/2007     5/25/2007
    Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
    Window                      60 - 183      51 - 157     41 - 128       37 - 96       37 - 75       38 - 61       39 - 51
-------------------------------------------------------------------------------------------------------------------------------
B-3 WAL                           10.13         8.62         6.98          5.26          4.29          3.76          3.45
    First Payment Date          2/25/2009    5/25/2008     7/25/2007     3/25/2007     3/25/2007     3/25/2007     4/25/2007
    Expected Final Maturity     5/25/2019    3/25/2017    10/25/2014     2/25/2012     5/25/2010     3/25/2009     5/25/2008
    Window                      60 - 183      51 - 157     41 - 128       37 - 96       37 - 75       37 - 61       38 - 51
-------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

----------------------------------------------------------------------------------------------------------------------------------
      PPC (%)                        50            60             75            100           125           150          175
----------------------------------------------------------------------------------------------------------------------------------
A-2   WAL (yrs)                     5.76          4.95           4.05          3.06          2.37          1.85          1.38
      First Payment Date          3/25/2004     3/25/2004     3/25/2004      3/25/2004     3/25/2004     3/25/2004    3/25/2004
      Expected Final Maturity     6/25/2031     9/25/2029     7/25/2026      9/25/2021     2/25/2018     7/25/2015    8/25/2013
      Window                       1 - 328       1 - 307       1 - 269        1 - 211       1 - 168       1 - 137      1 - 114
----------------------------------------------------------------------------------------------------------------------------------
M-1   WAL                           11.05         9.49           7.73          5.88          5.00          4.76          5.40
      First Payment Date          2/25/2009     5/25/2008     7/25/2007      5/25/2007     8/25/2007    11/25/2007    5/25/2008
      Expected Final Maturity    10/25/2028     6/25/2026     12/25/2022     8/25/2018     8/25/2015     6/25/2013    11/25/2011
      Window                      60 - 296      51 - 268       41 - 226      39 - 174      42 - 138      45 - 112      51 - 93
----------------------------------------------------------------------------------------------------------------------------------
M-2   WAL                           10.97         9.40           7.65          5.79          4.81          4.33          4.21
      First Payment Date          2/25/2009     5/25/2008     7/25/2007      4/25/2007     5/25/2007     7/25/2007    9/25/2007
      Expected Final Maturity     4/25/2027    10/25/2024     5/25/2021      4/25/2017     7/25/2014     8/25/2012    3/25/2011
      Window                      60 - 278      51 - 248       41 - 207      38 - 158      39 - 125      41 - 102      43 - 85
----------------------------------------------------------------------------------------------------------------------------------
M-3   WAL                           10.85         9.29           7.55          5.70          4.70          4.14          3.89
      First Payment Date          2/25/2009     5/25/2008     7/25/2007      3/25/2007     5/25/2007     6/25/2007    7/25/2007
      Expected Final Maturity    10/25/2024     4/25/2022     2/25/2019      7/25/2015     2/25/2013     6/25/2011    3/25/2010
      Window                      60 - 248      51 - 218       41 - 180      37 - 137      39 - 108       40 - 88      41 - 73
----------------------------------------------------------------------------------------------------------------------------------
B-1   WAL                           10.74         9.18           7.46          5.63          4.61          4.06          3.77
      First Payment Date          2/25/2009     5/25/2008     7/25/2007      3/25/2007     4/25/2007     5/25/2007    6/25/2007
      Expected Final Maturity    11/25/2023     5/25/2021     4/25/2018     11/25/2014     8/25/2012     1/25/2011    11/25/2009
      Window                      60 - 237      51 - 207       41 - 170      37 - 129      38 - 102       39 - 83      40 - 69
----------------------------------------------------------------------------------------------------------------------------------
B-2   WAL                           10.54         8.99           7.30          5.50          4.51          3.94          3.63
      First Payment Date          2/25/2009     5/25/2008     7/25/2007      3/25/2007     3/25/2007     4/25/2007    5/25/2007
      Expected Final Maturity     4/25/2022    11/25/2019     1/25/2017     11/25/2013    10/25/2011     5/25/2010    4/25/2009
      Window                      60 - 218      51 - 189       41 - 155      37 - 117       37 - 92       38 - 75      39 - 62
----------------------------------------------------------------------------------------------------------------------------------
B-3   WAL                           10.18         8.67           7.02          5.29          4.32          3.79          3.46
      First Payment Date          2/25/2009     5/25/2008     7/25/2007      3/25/2007     3/25/2007     3/25/2007    4/25/2007
      Expected Final Maturity     5/25/2020     2/25/2018     8/25/2015      9/25/2012    11/25/2010     8/25/2009    9/25/2008
      Window                      60 - 195      51 - 168       41 - 138      37 - 103       37 - 81       37 - 66      38 - 55
----------------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
------------------------------------------------------------------------------

CPR Sensitivity
To CALL

---------------------------------------------------------------------------------------
      CPR (%)                                20              25              30
---------------------------------------------------------------------------------------
A-2   WAL (yrs)                             3.27            2.56            2.03
      First Payment Date                  3/25/2004       3/25/2004       3/25/2004
      Expected Final Maturity            10/25/2013      10/25/2011       5/25/2010
      Window                               1 - 116         1 - 92          1 - 75
---------------------------------------------------------------------------------------
M-1   WAL                                   6.33            5.15            4.57
      First Payment Date                  3/25/2007       6/25/2007       8/25/2007
      Expected Final Maturity            10/25/2013      10/25/2011       5/25/2010
      Window                              37 - 116         40 - 92         42 - 75
---------------------------------------------------------------------------------------
M-2   WAL                                   6.33            5.10            4.41
      First Payment Date                  3/25/2007       4/25/2007       5/25/2007
      Expected Final Maturity            10/25/2013      10/25/2011       5/25/2010
      Window                              37 - 116         38 - 92         39 - 75
---------------------------------------------------------------------------------------
M-3   WAL                                   6.33            5.09            4.35
      First Payment Date                  3/25/2007       4/25/2007       5/25/2007
      Expected Final Maturity            10/25/2013      10/25/2011       5/25/2010
      Window                              37 - 116         38 - 92         39 - 75
---------------------------------------------------------------------------------------
B-1   WAL                                   6.33            5.08            4.33
      First Payment Date                  3/25/2007       3/25/2007       4/25/2007
      Expected Final Maturity            10/25/2013      10/25/2011       5/25/2010
      Window                              37 - 116         37 - 92         38 - 75
---------------------------------------------------------------------------------------
B-2   WAL                                   6.33            5.07            4.32
      First Payment Date                  3/25/2007       3/25/2007       4/25/2007
      Expected Final Maturity            10/25/2013      10/25/2011       5/25/2010
      Window                              37 - 116         37 - 92         38 - 75
---------------------------------------------------------------------------------------
B-3   WAL                                   6.28            5.03            4.27
      First Payment Date                  3/25/2007       3/25/2007       3/25/2007
      Expected Final Maturity            10/25/2013      10/25/2011       5/25/2010
      Window                              37 - 116         37 - 92         37 - 75
---------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

----------------------------------------------------------------------------------------
       CPR (%)                                20              25              30
----------------------------------------------------------------------------------------
 A-2   WAL (yrs)                             3.54            2.78            2.22
       First Payment Date                  3/25/2004       3/25/2004       3/25/2004
       Expected Final Maturity            10/25/2024       1/25/2021       2/25/2018
       Window                               1 - 248         1 - 203         1 - 168
----------------------------------------------------------------------------------------
 M-1   WAL                                   6.98            5.68            5.02
       First Payment Date                  3/25/2007       6/25/2007       8/25/2007
       Expected Final Maturity             6/25/2021       2/25/2018       8/25/2015
       Window                              37 - 208        40 - 168        42 - 138
---------------------------------------------------------------------------------------
 M-2   WAL                                   6.90            5.57            4.80
       First Payment Date                  3/25/2007       4/25/2007       5/25/2007
       Expected Final Maturity            12/25/2019      11/25/2016       8/25/2014
       Window                              37 - 190        38 - 153        39 - 126
----------------------------------------------------------------------------------------
 M-3   WAL                                   6.81            5.48            4.68
       First Payment Date                  3/25/2007       4/25/2007       5/25/2007
       Expected Final Maturity            11/25/2017       2/25/2015       2/25/2013
       Window                              37 - 165        38 - 132        39 - 108
----------------------------------------------------------------------------------------
 B-1   WAL                                   6.72            5.40            4.60
       First Payment Date                  3/25/2007       3/25/2007       4/25/2007
       Expected Final Maturity             2/25/2017       6/25/2014       8/25/2012
       Window                              37 - 156        37 - 124        38 - 102
----------------------------------------------------------------------------------------
 B-2   WAL                                   6.57            5.27            4.49
       First Payment Date                  3/25/2007       3/25/2007       4/25/2007
       Expected Final Maturity            11/25/2015       7/25/2013      10/25/2011
       Window                              37 - 141        37 - 113         38 - 92
----------------------------------------------------------------------------------------
 B-3   WAL                                   6.31            5.06            4.29
       First Payment Date                  3/25/2007       3/25/2007       3/25/2007
       Expected Final Maturity             7/25/2014       5/25/2012      11/25/2010
       Window                              37 - 125         37 - 99         37 - 81
----------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period        A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
---------------------------------------------------------------------------------------------------------------------------------
                Actual/360      Actual/360      Actual/360       Actual/360      Actual/360      Actual/360       Actual/360
     0               -                -               -               -                -               -               -
     1              9.96            9.86            9.86             9.86            9.86            9.86            9.86
     2              9.06            8.96            8.96             8.96            8.96            8.96            8.96
     3              9.37            9.25            9.25             9.25            9.25            9.25            9.25
     4              9.18            9.06            9.06             9.06            9.06            9.06            9.06
     5              9.41            9.28            9.28             9.28            9.28            9.28            9.28
     6              9.18            9.06            9.06             9.06            9.06            9.06            9.06
     7              9.18            9.06            9.06             9.06            9.06            9.06            9.06
     8              9.41            9.28            9.28             9.28            9.28            9.28            9.28
     9              9.19            9.06            9.06             9.06            9.06            9.06            9.06
    10              9.42            9.28            9.28             9.28            9.28            9.28            9.28
    11              9.19            9.05            9.05             9.05            9.05            9.05            9.05
    12              9.20            9.05            9.05             9.05            9.05            9.05            9.05
    13              9.94            9.77            9.77             9.77            9.77            9.77            9.77
    14              9.21            9.05            9.05             9.05            9.05            9.05            9.05
    15              9.44            9.28            9.28             9.28            9.28            9.28            9.28
    16              9.21            9.05            9.05             9.05            9.05            9.05            9.05
    17              9.45            9.28            9.28             9.28            9.28            9.28            9.28
    18              9.22            9.05            9.05             9.05            9.05            9.05            9.05
    19              9.23            9.05            9.05             9.05            9.05            9.05            9.05
    20              9.46            9.28            9.28             9.28            9.28            9.28            9.28
    21              9.24            9.06            9.06             9.06            9.06            9.06            9.06
    22              9.97            9.81            9.81             9.81            9.81            9.81            9.81
    23              9.72            9.56            9.56             9.56            9.56            9.56            9.56
    24              9.73            9.56            9.56             9.56            9.56            9.56            9.56
    25             10.56           10.37           10.37            10.37           10.37           10.37           10.37
    26              9.74            9.56            9.56             9.56            9.56            9.56            9.56
    27             10.01            9.82            9.82             9.82            9.82            9.82            9.82
    28             10.22           10.07           10.07            10.07           10.07           10.07           10.07
    29             10.52           10.35           10.35            10.35           10.35           10.35           10.35
    30             10.24           10.06           10.06            10.06           10.06           10.06           10.06
    31             10.25           10.06           10.06            10.06           10.06           10.06           10.06
    32             10.54           10.34           10.34            10.34           10.34           10.34           10.34
    33             10.27           10.07           10.07            10.07           10.07           10.07           10.07
    34             10.84           10.54           10.54            10.54           10.54           10.54           10.54
    35             10.53           10.23           10.23            10.23           10.23           10.23           10.23
    36             10.54           10.23           10.23            10.23           10.23           10.23           10.23
    37             18.55           11.23           11.23            11.23           11.23           11.23           11.23
    38             10.44           10.23           10.23            10.23           10.22           10.22           10.22

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period        A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
---------------------------------------------------------------------------------------------------------------------------------
                Actual/360      Actual/360      Actual/360       Actual/360      Actual/360      Actual/360       Actual/360
    39             10.76            10.54           10.54           10.54            10.54           10.54           10.54
    40             11.26            10.24           10.24           10.24            10.24           10.24           10.24
    41             11.61            10.58           10.58           10.58            10.58           10.58           10.58
    42             11.23            10.24           10.24           10.24            10.24           10.24           10.24
    43             11.23            10.24           10.24           10.24            10.24           10.24           10.24
    44             11.61            10.58           10.58           10.58            10.58           10.58           10.58
    45             11.23            10.24           10.24           10.24            10.24           10.24           10.24
    46             12.23            11.23           11.23           11.23            11.23           11.23           11.23
    47             11.84            10.86           10.86           10.86            10.86           10.86           10.86
    48             11.84            10.86           10.86           10.86            10.86           10.86           10.86
    49             12.65            11.61           11.61           11.61            11.61           11.61           11.61
    50             11.84            10.86           10.86           10.86            10.86           10.86           10.86
    51             12.23            11.22           11.22           11.22            11.22           11.22           11.22
    52             11.90            10.92           10.92           10.92            10.92           10.92           10.92
    53             12.29            11.29           11.29           11.29            11.29           11.29           11.29
    54             11.89            10.92           10.92           10.92            10.92           10.92           10.92
    55             11.89            10.92           10.92           10.92            10.92           10.92           10.92
    56             12.29            11.28           11.28           11.28            11.28           11.28           11.28
    57             11.89            10.92           10.92           10.92            10.92           10.92           10.92
    58             12.33            11.32           11.32           11.32            11.32           11.32           11.32
    59             11.88            10.96           10.96           10.96            10.96           10.96           10.96
    60             11.06            10.96           10.96           10.96            10.96           10.96           10.96
    61             12.25            12.13           12.13           12.13            12.13           12.13           12.13
    62             11.07            10.95           10.95           10.95            10.95           10.95           10.95
    63             11.45            11.32           11.32           11.32            11.32           11.32           11.32
    64             11.09            10.95           10.95           10.95            10.95           10.95           10.95
    65             11.46            11.32           11.32           11.32            11.32           11.32           11.32
    66             11.10            10.95           10.95           10.95            10.95           10.95           10.95
    67             11.11            10.95           10.95           10.95            10.95           10.95           10.95
    68             11.49            11.31           11.31           11.31            11.31           11.31           11.31
    69             11.13            10.95           10.95           10.95            10.95           10.95           10.95
    70             11.51            11.31           11.31           11.31            11.31           11.31           11.31
    71             11.15            10.94           10.94           10.94            10.94           10.94           10.94
    72             11.16            10.94           10.94           10.94            10.94           10.94           10.94
    73             12.37            12.11           12.11           12.11            12.11           12.11           12.11
    74             11.18            10.94           10.94           10.94            10.94           10.94           10.94
    75             11.56            11.30           11.30           11.30            11.30           11.30           11.30
    76             11.20            10.94           10.94           10.94            10.94           10.94           10.94

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period        A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
---------------------------------------------------------------------------------------------------------------------------------
                Actual/360      Actual/360      Actual/360       Actual/360      Actual/360      Actual/360       Actual/360
    77             11.59            11.30           11.30           11.30            11.30           11.30           11.30
    78             11.22            10.94           10.94           10.94            10.94           10.94           10.94
    79             11.24            10.93           10.93           10.93            10.93           10.93           10.93
    80             11.62            11.30           11.30           11.30            11.30           11.30           11.30
    81             11.26            10.93           10.93           10.93            10.93           10.93           10.93
    82             11.65            11.30           11.30           11.30            11.30           11.30           11.30
    83             11.29            10.93           10.93           10.93            10.93           10.93           10.93
    84             11.30            10.93           10.93           10.93            10.93           10.93           10.93
    85             12.53            12.10           12.10           12.10            12.10           12.10           12.10
    86             11.33            10.93           10.93           10.93            10.93           10.93           10.93
    87             11.73            11.29           11.29           11.29            11.29           11.29           11.29
    88             11.36            10.93           10.93           10.93            10.93           10.93           10.93
    89             11.76            11.29           11.29           11.29            11.29           11.29           11.29
    90             11.39            10.92           10.92           10.92            10.92           10.92           10.92
    91             11.41            10.92           10.92           10.92            10.92           10.92           10.92
    92             11.81            11.29           11.29           11.29            11.29           11.29           11.29
    93             11.45            10.92           10.92           10.92            10.92           10.92           10.92
    94             11.85            11.28           11.28           11.28            11.28           11.28           11.28
    95             11.48            10.92           10.92           10.92            10.92           10.92           10.92
    96             11.50            10.92           10.92           10.92            10.92           10.92           10.92
    97             12.32            11.67           11.67           11.67            11.67           11.67           11.67
    98             11.54            10.92           10.92           10.92            10.92           10.92           10.92
    99             11.95            11.28           11.28           11.28            11.28           11.28           11.28
   100             11.59            10.92           10.92           10.92            10.92           10.92           10.92
   101             11.99            11.28           11.28           11.28            11.28           11.28           11.28
   102             11.63            10.92           10.92           10.92            10.92           10.92           10.92
   103             11.65            10.91           10.91           10.91            10.91           10.91           10.91
   104             12.07            11.28           11.28           11.28            11.28           11.28           11.28
   105             11.70            10.91           10.91           10.91            10.91           10.91           10.91
   106             12.12            11.28           11.28           11.28            11.28           11.28             -
   107             11.75            10.91           10.91           10.91            10.91           10.91             -
   108             11.78            10.91           10.91           10.91            10.91           10.91             -
   109             13.07            12.08           12.08           12.08            12.08           12.08             -
   110             11.83            10.91           10.91           10.91            10.91           10.91             -
   111             12.26            11.27           11.27           11.27            11.27           11.27             -
   112             11.89            10.91           10.91           10.91            10.91           10.91             -
   113             12.32            11.27           11.27           11.27            11.27           11.27             -
   114             11.95            10.91           10.91           10.91            10.91           10.91             -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period        A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
---------------------------------------------------------------------------------------------------------------------------------
                Actual/360      Actual/360      Actual/360       Actual/360      Actual/360      Actual/360       Actual/360
   115             11.99            10.91           10.91           10.91            10.91           10.91             -
   116             12.42            11.27           11.27           11.27            11.27           11.27             -
   117             12.05            10.91           10.91           10.91            10.91           10.91             -
   118             12.49            11.27           11.27           11.27            11.27           11.27             -
   119             12.12            10.91           10.91           10.91            10.91           10.91             -
   120             12.16            10.91           10.91           10.91            10.91             -               -
   121             13.50            12.08           12.08           12.08            12.08             -               -
   122             12.23            10.91           10.91           10.91            10.91             -               -
   123             12.68            11.27           11.27           11.27            11.27             -               -
   124             12.31            10.91           10.91           10.91            10.91             -               -
   125             12.77            11.27           11.27           11.27            11.27             -               -
   126             12.40            10.91           10.91           10.91            10.91             -               -
   127             12.44            10.91           10.91           10.91            10.91             -               -
   128             12.90            11.27           11.27           11.27            11.27             -               -
   129             12.53            10.91           10.91           10.91            10.91             -               -
   130             13.00            11.27           11.27           11.27            11.27             -               -
   131             12.63            10.91           10.91           10.91            10.91             -               -
   132             12.68            10.91           10.91           10.91              -               -               -
   133             14.09            12.07           12.07           12.07              -               -               -
   134             12.78            10.91           10.91           10.91              -               -               -
   135             13.26            11.27           11.27           11.27              -               -               -
   136             12.89            10.91           10.91           10.91              -               -               -
   137             13.38            11.27           11.27           11.27              -               -               -
   138             13.00            10.91           10.91           10.91              -               -               -
   139             13.06            10.91           10.91           10.91              -               -               -
   140             13.56            11.27           11.27             -                -               -               -
   141             13.19            10.91           10.91             -                -               -               -
   142             13.69            11.27           11.27             -                -               -               -
   143             13.32            10.91           10.91             -                -               -               -
   144             13.38            10.91           10.91             -                -               -               -
   145             14.38            11.66           11.66             -                -               -               -
   146             13.52            10.91           10.91             -                -               -               -
   147             14.05            11.27           11.27             -                -               -               -
   148             13.67            10.91           10.91             -                -               -               -
   149             14.21            11.27           11.27             -                -               -               -
   150             13.83            10.91           10.91             -                -               -               -
   151             13.91            10.91           10.91             -                -               -               -
   152             14.46            11.27           11.27             -                -               -               -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period        A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
---------------------------------------------------------------------------------------------------------------------------------
                Actual/360      Actual/360      Actual/360       Actual/360      Actual/360      Actual/360       Actual/360
   153             14.08            10.91           10.91             -                -               -               -
   154             14.64            11.28           11.28             -                -               -               -
   155             14.26            10.91           10.91             -                -               -               -
   156             14.36            10.91           10.91             -                -               -               -
   157             16.00            12.08           12.08             -                -               -               -
   158             14.55            10.91           10.91             -                -               -               -
   159             15.14            11.28           11.28             -                -               -               -
   160             14.75            10.92           10.92             -                -               -               -
   161             15.36            11.28           11.28             -                -               -               -
   162             14.97            10.92             -               -                -               -               -
   163             15.08            10.92             -               -                -               -               -
   164             15.71            11.28             -               -                -               -               -
   165             15.32            10.92             -               -                -               -               -
   166             15.95            11.29             -               -                -               -               -
   167             15.57            10.92             -               -                -               -               -
   168             15.69            10.92             -               -                -               -               -
   169             17.52            12.10             -               -                -               -               -
   170             15.96            10.93             -               -                -               -               -
   171             16.64            11.29             -               -                -               -               -
   172             16.25            10.93             -               -                -               -               -
   173             16.94            11.29             -               -                -               -               -
   174             16.54            10.93             -               -                -               -               -
   175             16.70            10.93             -               -                -               -               -
   176             17.42            11.30             -               -                -               -               -
   177             17.02            10.94             -               -                -               -               -
   178             17.79              -               -               -                -               -               -
   179             17.48              -               -               -                -               -               -
   180             17.77              -               -               -                -               -               -
   181             20.02              -               -               -                -               -               -
   182             18.40              -               -               -                -               -               -
   183             19.37              -               -               -                -               -               -
   184             19.12              -               -               -                -               -               -
   185             20.16              -               -               -                -               -               -
   186             19.93              -               -               -                -               -               -
   187             20.39              -               -               -                -               -               -
   188             21.57              -               -               -                -               -               -
   189             21.40              -               -               -                -               -               -
   190             22.70              -               -               -                -               -               -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

  Period        A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
---------------------------------------------------------------------------------------------------------------------------------
                Actual/360      Actual/360      Actual/360       Actual/360      Actual/360      Actual/360       Actual/360
   191             22.58              -               -               -                -               -               -
   192             23.24              -               -               -                -               -               -
   193             25.62              -               -               -                -               -               -
   194             24.77              -               -               -                -               -               -
   195             26.49              -               -               -                -               -               -
   196             26.60              -               -               -                -               -               -
   197             28.59              -               -               -                -               -               -
   198             28.86              -               -               -                -               -               -
   199             30.19              -               -               -                -               -               -
   200             32.75              -               -               -                -               -               -
   201             33.40              -               -               -                -               -               -
   202             36.53              -               -               -                -               -               -
   203             37.61              -               -               -                -               -               -
   204             40.26              -               -               -                -               -               -
   205             48.03              -               -               -                -               -               -
   206             47.12              -               -               -                -               -               -
   207             53.42              -               -               -                -               -               -
   208             57.44              -               -               -                -               -               -
   209             67.01              -               -               -                -               -               -
   210             74.77              -               -               -                -               -               -
   211             88.72              -               -               -                -               -               -
   212            113.45              -               -               -                -               -               -
   213            145.30              -               -               -                -               -               -
   214            224.97              -               -               -                -               -               -
   215            540.50              -               -               -                -               -               -
   216              -                 -               -               -                -               -               -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
------------------------------------------------------------------------------

Interest Rate Cap Schedules

                      Class A-2 Cap                             Class M Cap                               Class B Cap
           ------------------------------------       ------------------------------------     ------------------------------------
 Period     Balance ($)     Strike %  Ceiling %       Balance ($)      Strike %  Ceiling %     Balance ($)    Strike %   Ceiling %
    1      272,891,000.00     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    2      266,993,244.66     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    3      261,051,686.10     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    4      255,064,763.99     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    5      249,031,365.16     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    6      242,951,113.75     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    7      236,824,371.41     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    8      230,652,233.37     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
    9      224,436,520.12     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   10      218,179,764.80     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   11      211,885,195.93     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   12      205,556,715.78     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   13      199,202,139.04     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   14      192,996,965.67     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   15      186,937,705.26     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   16      181,020,948.66     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   17      175,243,366.04     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   18      169,601,705.10     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   19      164,092,789.24     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   20      158,713,515.79     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   21      153,460,854.33     6.25       8.60         93,761,000.00      5.80      8.15        34,931,000.00     4.15       6.50
   22      148,331,856.31     7.50       9.50         93,761,000.00      6.65      8.65        34,931,000.00     5.00       7.00
   23      143,323,993.37     7.50       9.50         93,761,000.00      6.65      8.65        34,931,000.00     5.00       7.00
   24      138,434,050.10     7.50       9.50         93,761,000.00      6.65      8.65        34,931,000.00     5.00       7.00
   25      133,659,269.23     7.50       9.50         93,761,000.00      6.65      8.65        34,931,000.00     5.00       7.00
   26      128,996,957.65     7.50       9.50         93,761,000.00      6.65      8.65        34,931,000.00     5.00       7.00
   27      124,444,484.97     7.50       9.50         93,761,000.00      6.65      8.65        34,931,000.00     5.00       7.00
   28      119,999,282.09     8.25       9.90         93,761,000.00      7.50      9.15        34,931,000.00     5.85       7.50
   29      115,658,839.68     8.25       9.90         93,761,000.00      7.50      9.15        34,931,000.00     5.85       7.50
   30      111,420,706.91     8.25       9.90         93,761,000.00      7.50      9.15        34,931,000.00     5.85       7.50
   31      107,282,490.00     8.25       9.90         93,761,000.00      7.50      9.15        34,931,000.00     5.85       7.50
   32      103,241,850.94     8.25       9.90         93,761,000.00      7.50      9.15        34,931,000.00     5.85       7.50
   33       99,296,506.17     8.25       9.90         93,761,000.00      7.50      9.15        34,931,000.00     5.85       7.50
   34       95,444,225.35     9.25      10.25         93,761,000.00      8.45      9.35        34,931,000.00     6.80       7.70
   35       91,682,845.64     9.25      10.25         93,761,000.00      8.45      9.35        34,931,000.00     6.80       7.70
   36       88,010,223.10     9.25      10.25         93,761,000.00      8.45      9.35        34,931,000.00     6.80       7.70
   37           -              -          -           93,761,000.00      8.45      9.35        34,931,000.00     6.80       7.70
   38           -              -          -           92,756,068.71      8.45      9.35        29,451,059.89     6.80       7.70
   39           -              -          -           86,156,521.41      8.45      9.35        28,742,629.70     6.80       7.70
   40           -              -          -                 -             -         -                -             -         -
   41           -              -          -                 -             -         -                -             -         -
   42           -              -          -                 -             -         -                -             -         -
   43           -              -          -                 -             -         -                -             -         -
   44           -              -          -                 -             -         -                -             -         -
   45           -              -          -                 -             -         -                -             -         -



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                     Page 24